UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CBS Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 24, 2012. CBS CORPORATION You are receiving this communication because you hold shares of CBS Corporation Class A Common Stock. This is not a ballot. You cannot use this notice to vote these 51 W. 52ND STREET NEW YORK, NY 10019 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. M44187-P22110 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual For holders as of: March 30, 2012 Date: May 24, 2012 Time: 10:00 A.M., EDT Location: The Equitable Center 787 Seventh Avenue (at 51st Street) New York, New York 10019

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow available and follow the instructions. M44188-P22110 Vote In Person: To attend the Annual Meeting, you will need an admission ticket issued by CBS Corporation. Please check the Proxy Statement for instructions on how to obtain an admission ticket. At the Annual Meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2012 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL LISTED DIRECTOR NOMINEES. 1. The election of 14 directors: Nominees: 01) 02) 03) 04) 05) 06) 07) David R. Andelman 08) Linda M. Griego Joseph A. Califano, Jr. 09) Arnold Kopelson William S. Cohen Gary L. Countryman Charles K. Gifford Leonard Goldberg Bruce S. Gordon 10) Leslie Moonves 11) Doug Morris 12) Shari Redstone 13) Sumner M. Redstone 14) Frederic V. Salerno THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” MATTER 2. 2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2012. M44189-P22110

Important Notice Regarding the Availability of Proxy Materials CBS CORPORATION NON-VOTING CLASS B COMMON STOCK You are receiving this communication because you hold securities in the company listed above. They have released informational materials that are now available for your review. This notice provides instructions on how to access CBS CORPORATION materials for informational purposes only. 51 W. 52ND STREET NEW YORK, NY 10019 You may view the materials online at www.materialnotice.com and easily request a paper or e-mail copy (see reverse side). M44197-Z57296 See the reverse side for instructions on how to access materials.

How to Access the Materials Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. M44198-Z57296 Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS How to View Online: following page) and visit: www.materialnotice.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.materialnotice.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@materialnotice.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. XXXX XXXX XXXX XXXX XXXX XXXX

THIS NOTICE WILL ENABLE YOU TO ACCESS MATERIALS FOR INFORMATIONAL PURPOSES ONLY M44199-Z57296